UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                                                  Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐          Preliminary Proxy Statement
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☐          Definitive Proxy Statement
☒          Definitive Additional Materials
☐          Soliciting Material Pursuant to Rule 14a-12
Carey Credit Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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W. P. CAREY

GUGGENHEIM

careycredit INCOME FUND

We still need your vote.
Vote your shares today!

W. P. CAREY · careycredit INCOME FUND · GUGGENHEIM

ACTION IS NEEDED ON YOUR INVESTMENT

PLEASE VOTE NOW

We recently distributed proxy material for the Carey Credit Income Fund Special Meeting of Shareholders. Our records indicate that we have not received voting instructions for your account(s). **To avoid adjournment and additional solicitation costs, you are encouraged to authorize your proxy "FOR" the approval of the proposal. Your vote will not be cast automatically for you.** Proxy materials are available online at www.proxyvote.com or by calling W. P. Carey's Investor Relations team at 1-800-WP CAREY.

We offer three easy methods for you to vote

VOTE BY INTERNET

Visit **www.proxyvote.com** and follow the online instructions to cast your vote. Your control number is located on the proxy card.

VOTE BY TELEPHONE

Call **1-800-690-6903** 24 hours a day, 7 days a week. Using a touch-tone telephone, follow the simple recorded instructions. Your control number is located on the proxy card.

VOTE BY MAIL

Complete the enclosed proxy card, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, **Broadridge Financial Solutions, at 1-877-777-8749.** We appreciate your participation and support. Please be sure to vote. Your vote is important!

2017 Special Meeting

October 20, 2017

Important proxy voting material is ready for your action.

Three
Ways to Vote

- Now via ProxyVote
- At the Meeting
- By Phone 1.800.690.6903

Vote By
October 19, 2017 11:59 PM ET

Dear Shareholder,

We recently distributed proxy material for the Carey Credit Income Fund Special Meeting of Shareholders scheduled for October 20, 2017. Our records indicate that we have not received voting instructions for your account.

Your vote is important! To avoid adjournment and additional solicitation costs, you are encouraged to vote as soon as possible so that your shares are represented.

We appreciate your participation and support!

Important

Materials

Proxy Statement
Shareholder Letter

For holders as of August 25, 2017

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Final - Solicitation Script

CAREY CREDIT INCOME FUND
Meeting Date: October 20, 2017
Toll Free Number: 877-777-8749

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for Carey Credit Income Fund. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of your current investment with Carey Credit Income Fund to confirm you have received the proxy materials for the Special Meeting of Shareholders scheduled for October 20, 2017. Have you received proxy materials?

Near Meeting Date Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Carey Credit Income Fund to confirm you have received the proxy material for the Special Meeting of Shareholders scheduled in just a few days on October 20, 2017. Have you received proxy material?

Adjournment Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of your current investment with Carey Credit Income Fund. Due to the lack of shareholder participation, the Special Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy material?

1 | Page

Broadridge

Voting:
Your board has recommended a vote"FOR" the proposal. Would you like to vote along with the recommendation of the board for all of your accounts?

Thank you, I am recording (1) your <For/Against/Withhold> vote for the proposal to approve a new investment advisory agreement between Carey Credit Income Fund and Guggenheim Partners Investment Management.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 877-777-8749.

Mr./Ms. <Stockholder's Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:
Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be mailed:
I can send the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:
Your Board recommends that you vote "FOR" the proposal. Would you like to vote along with the recommendation of the Board for all your accounts?

If they don't want proposals reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the stockholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 877-777-8749.

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If Not Interested:

I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important. If you have a proxy ballot please fill it out and return it at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy material. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Carey Credit Income Fund. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on October 20, 2017.

Your vote is very important. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 877-777-8749 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Carey Credit Income Fund. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on October 20, 2017.
Your vote is very important. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 877-777-8749 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

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END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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CAREY CREDIT INCOME FUND
DRAFT PROXY LITE MESSAGE

“Hi, this is < >,

I .  I’m calling because we still have not received your vote for Carey Credit Income Fund’s Special meeting of shareholders that will be held on October 20th.

You should have recently received proxy information related to the special meeting.  That package included instructions on how you can easily vote your shares by mail, over the phone or online. We ask that you vote as soon as possible. When you vote promptly, it saves time and money by helping us avoid sending you the materials again or calling to request your vote.

You vote is very important.
Your participation is needed and valued regardless of the number of shares that you own. Please vote promptly by pressing 1 at any time to be connected with a proxy specialist.  If this message was recorded on your voice mail, please call 877-777-8749 vote your shares.

Thank you for your time and most importantly, thank you for your vote.”